Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon R. Arnold, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Sierra Monitor Corporation on Form 10-QSB for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Sierra Monitor Corporation.

Date:

August 11, 2006

By:    /s/ Gordon R. Arnold

Gordon R. Arnold

Chief Executive Officer

Chief Financial Officer